EXHIBIT 10.07

DIRECTOR INDEMNIFICATION AGREEMENT

NEXEON MEDSYSTEMS INC

THIS DIRECTOR INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of ___________, 2016, by and among Nexeon MedSystems Inc, a Nevada corporation (the “Company”), and _____________________, an individual who is a Director of the Company (the “Indemnitee”).

Article I

RECITALS:

A.        The Indemnitee has been elected to serve as a Director of the Company and the Company wishes the Indemnitee to serve in such capacity.

B.        The General Corporation Law of the State of Nevada, under which law the Company is organized, empowers corporations to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, and the Bylaws of the Company (the “Bylaws”) specify that the indemnification set forth shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

C.        The Board of Directors of the Company has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company, and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary for the Company contractually to indemnify officers and directors and to assume for itself liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company.

D.        The Board of Directors has determined that contractual indemnification as set forth herein is not only reasonable and prudent but necessary to promote the best interests of the Company and its stockholders.

E.        The Company desires and has requested the Indemnitee to serve or continue to serve as a Director of the Company free from undue concern for claims for damages arising out of or related to such services to the Company, which may impair the free exercise of Indemnitee’s best business judgment on behalf of the Company, its subsidiaries and other enterprises affiliated with the Company.

F.        The Indemnitee is willing to serve, or to continue to serve, the Company, only on the condition that the Company furnishes the indemnity provided for herein.

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NOW, THEREFORE, in consideration of the Indemnitee’s service as a Director of the Company, the parties hereto agree as follows:

1.         Agreement to Serve. The Indemnitee shall serve as a director of the Company, at the will of the Company at the election of its stockholders, in the capacity the Indemnitee currently serves, so long as the Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws and Certificate of Incorporation of the Company, as such may be amended or restated from time to time, or until such time as the Indemnitee tenders a resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment, if any, by the Indemnitee in any capacity.

2.         Indemnity.

(a)      The Company will indemnify the Indemnitee, the Indemnitee’s executors, administrators or assigns, for any Expenses (as defined below), which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding (as defined below); provided, that in each such case the Indemnitee has acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that the conduct at issue was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, had reasonable cause to believe that the conduct at issue was unlawful.

(b)      As used in this Agreement the term “Proceeding” shall mean any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Company or by a third party or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that the Indemnitee is or was a director or officer of the Company, by reason of any action taken by or any inaction on the part of the Indemnitee while acting as such director or officer, or by reason of the fact that the Indemnitee was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(c)      For purposes of this Agreement the term “subsidiary” means any corporation of which more than 50% of the outstanding voting securities are owned directly or indirectly by the Company, by the Company and one or more other subsidiaries or by one or more other subsidiaries.

(d)      As used in this Agreement, the term “other enterprise” shall include (without limitation) employee benefit plans and administrative committees thereof, and the term “fines” shall include (without limitation) any excise tax assessed with respect to any employee benefit plan.

(e)      References to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries, and if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to above.

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3.         Expenses. As used in this Agreement, the term “Expenses” shall include, without limitation, damages, judgments, fines, penalties, settlements and costs, reasonable attorneys’ fees and disbursements and costs of attachment or similar bonds, investigations, and any reasonable expenses of establishing a right to indemnification under this Agreement.

4.         Subrogation. In the event that the Company pays any Expenses under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

5.         Exclusions. Notwithstanding the foregoing, the Company shall not be liable under this Agreement to pay any Expenses in connection with any Proceeding:

(a)      to the extent that payment of such Expenses is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

(b)      to the extent that the Indemnitee is indemnified and actually paid other than pursuant to this Agreement;

(c)      in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper;

(d)      if it is proved by final judgment in a court of law or other final adjudication that the Indemnitee had in fact gained any personal profit or advantage to which the Indemnitee was not legally entitled;

(e)      for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

(f)      if it is proved by final judgment in a court of law or other final adjudication that the Indemnitee breached the duty of loyalty owed to the Company or its stockholders, acted in bad faith, failed to act where such failure to act was in bad faith, or engaged in intentional misconduct or knowing violation of the law; or

(g)      for any Expenses which the Company is prohibited by applicable law from paying as indemnity.

6.         Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against any and all Expenses actually and reasonably incurred in connection therewith.

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7.         Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled

8.         Advance of Expenses. Expenses incurred by the Indemnitee in connection with any Proceeding shall be paid by the Company in advance of the final disposition thereof upon request of the Indemnitee that the Company pay such Expenses. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately determined that such Expenses were not reasonable or that the Indemnitee is not entitled to indemnification therefore. The advances to be made hereunder shall be paid by the Company to or on behalf of the Indemnitee within 30 days following delivery of a written request therefore by the Indemnitee to the Company, which request shall be accompanied by such supporting documentation as the Company may reasonably request.

9.         Notice of Claim; Control. The Indemnitee, as a condition precedent to any indemnification under this Agreement shall give to the Company notice in writing as soon as reasonably practicable of any Proceeding for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given in accordance with Section 17 hereof. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee’s power and shall give the Company the right, at its option, to control any responses thereto and the defense and/or settlement thereof using counsel selected by the Company. The Indemnitee shall not enter into any settlement of any Proceeding without the prior written consent of the Company.

10.         Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

11.         Changes in Law/Amendments. The entitlement of the Indemnitee to payment hereunder shall not be affected or diminished by any amendment, termination or repeal of the General Corporation Law of the State of Delaware or the Bylaws of the Company with respect to any Proceeding arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of any such amendment, termination or repeal.

12.         Enforcement. In the event that the Company shall fail or refuse to make payment of any Expenses due the Indemnitee under Section 2 hereof within the time periods provided in Section 8, which failure is not cured within thirty (30) days after written notice of such failure is received by the Company from the Indemnitee, the parties shall engage in arbitration in Charleston, West Virginia in accordance with the commercial arbitration rules then in effect of JAMs/Endispute, before a panel of three arbitrators, one of whom shall be selected by the Company and one by Indemnitee, and the third of whom shall be selected by the other two arbitrators. It is expressly understood and agreed by the parties that a party may compel arbitration pursuant to this Section 12 through an action for specific performance and any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by either party in accordance with applicable law in any court of competent jurisdiction. The arbitrators shall have no authority to modify any provision of this Agreement or to award a remedy for dispute involving this Agreement other than a benefit specifically provided under or by virtue of the Agreement. Unless otherwise determined by the arbitrator, each party shall be responsible for its own expenses relating to the conduct of the arbitration (including reasonable attorneys’ fees and expenses) and shall equally share the fees of the American Arbitration Association.

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13.         Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

14.         Indemnification Hereunder Not Exclusive. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee’s right to indemnification under any provision of the Certificate of Incorporation or the Bylaws of the Company and amendments thereto or under law.

15.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

16.         Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement.

17.         Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given: (a) if delivered by hand and signed for by the party addressee; or (b) if mailed by certified or registered mail, with postage prepaid, on the third business day after the mailing date; or (c) if delivered by nationally recognized overnight express courier to an address within the United States on the next business day after the deposit with such courier; or (d) if delivered by internationally recognized international express courier service to address outside the United States on the second business day after deposit with such courier. Addresses for notice to either party are as shown on the signature page of this Agreement or as subsequently modified by written notice.

18.         Saving Clause. Wherever there is conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

19.         Coverage. The provisions of this Agreement shall apply with respect to the Indemnitee’s service as a Director of the Company prior to the date of this Agreement (if any) and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be a Director of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

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20.         Survival of Agreement. For purposes of this Agreement, any reference to the “Company” shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

NEXEON MEDSYSTEMS INC

By:
Ron Conquest, CEO

INDEMNITEE:

By: ______________________________________

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